	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-2

	Distribution Number	33
	Beginning Date of Collection Period	01-Feb-05
	End Date of Collection Period	28-Feb-05
	Payment Date	21-Mar-05
	Previous Payment Date	22-Feb-05

	Funds Disbursement
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	12,733,524.56
	Available Payment Amount	12,635,916.09
	Principal Collections	10,274,629.60
	Interest Collections (net of servicing fee)	2,361,286.49
	Collections of Interest (net of servicing fee and principal recoveries)	2,345,745.95
	Servicing fee	134,327.47
	Principal recoveries	15,540.54
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Payments, if any	0.00

	Payments	12,733,524.56
	Interest Paid to Notes	479,086.43
	Principal Paid to Notes	0.00
	Servicing Fee	134,327.47
	Ownership Interest	12,120,110.66

	Pool Balance
	Beginning Pool Balance	322,385,929.69
	Principal Collections (including repurchases)	10,274,629.60
	Charge off amount	(417,390.33)
	Ending Pool Balance	311,693,909.76

	Collateral Performance
	Cash Yield (% of beginning balance)	9.23%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.50%
	Net Yield	7.74%
	Cumulative Realized Losses	14,520,218.55
	Cumulative Loss Percentage	1.11%

	Delinquent Home Equity Loans
	30-59 days principal balance of Home Equity Loans	12,823,570.43
	30-59 days number of Home Equity Loans	147
	60-89 days principal balance of Home Equity Loans	2,046,372.05
	60-89 days number of Home Equity Loans	24
	90+ days principal balance of Home Equity Loans	18,167,851.03
	90+ days number of Home Equity Loans	210
	Ninety Day-Plus Delinquency Percentage	5.83%
	Ninety Day-Plus Rolling Average for such Payment Date	5.70%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	4,120
	Number of Home Equity Loans outstanding (Ending of Collection Period)	4,000
	Principal balance of REO as of the end of the collection period	4,724,408.42
	Number of loans that went into REO during the collection period	8
	Principal balance of loans that went into REO during the collection period	645,681.67
	Sum of the principal balances of the three largest HEL's as of the end of the collection period

	Overcollateralization
	Begin Overcollateralization Amount	102,069,206.19
	Overcollateralization Release Amount	10,274,629.60
	Distributable Excess Cashflow	-
	Charge offs	(417,390.33)
	End Overcollateralization Amount	91,377,186.26

	Target Overcollateralization Amount	62,338,781.95
	Interim Overcollateralization Amount	101,651,815.86
	Interim Overcollateralization Deficiency	-

	Excess Cashflow	12,120,110.66

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Amount as Percent of Total Original Note Principal Amount	17.07%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.371241
	2. Principal Distribution per $1,000	0.000000
	3. Interest Distribution per $1,000	0.371241

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	2.59938%
	2. Formula Rate (1-mo. Libor plus 30bps)	2.89938%
	3. Available Funds Cap	10.47144%
	4. Note Rate	2.89938%
	5. Days in Accrual Period	27

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
	7. Current Interest and Interest Carry forward Amount paid	479,086.43
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	220,316,723.50
	2. Principal Payment Amount paid	-
	3. Distributable Excess Cashflow paid	-
	4. Note Principal Amount, after payments	220,316,723.50

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments
	6. Note Principal Amount as a % of the Pool Balance, after payments	70.68%

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of June 20, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, as Trust, HSBC Finance Corporation, the Master Servicer, and JPMorgan Chase Bank
(as successor to Bank One, National Association), as Indenture Trustee, does hereby certify information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on March 21, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination has
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 18th day of March, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer